SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report:  August 31, 1996


                          CROWLEY, MILNER AND COMPANY
            (Exact name of registrant as specified in its charter)


    Michigan                    1-1594               38-0454910
(State or other             (Commission File        (IRS Employer
jurisdiction of                 Number)             Identification
 incorporation)                                          Number)


            2301 West Lafayette Boulevard, Detroit, Michigan  48216
            (Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code:  (313) 962-2400


                                Not applicable
         (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Effective August 31, 1996, Crowley Milner and Company, a Michigan corporation (the "Company") acquired from the several shareholders (the "Steinbach Shareholders") of Steinbach Stores, Inc., an Ohio corporation ("Steinbach"), all of the issued and outstanding shares of the capital stock of Steinbach, in exchange for 514,800 shares of the Common Stock of the Company pursuant to the terms of an Agreement and Plan of Reorganization, dated November 17, 1995, as amended by Amendment No. 1 thereto dated December 29, 1995, Amendment No. 2 thereto dated May 14, 1996 and Amendment No. 3 thereto dated July 26, 1996 (collectively, the "Acquisition Agreement"), between the Company and the Steinbach Shareholders. As a result of the foregoing, Steinbach, with its 15 retail department stores in Connecticut, New Hampshire, New Jersey, New York and Vermont, became a wholly-owned subsidiary of the Company as of August 31, 1996.

         As of the date hereof, 1,472,678 shares of Common Stock of the Company are issued and outstanding, after giving effect to the 514,800 shares issued to the Steinbach Shareholders pursuant to the Acquisition Agreement (representing approximately 35.0% of such issued and outstanding shares).

         The remaining information responsive to this Item 1 has been previously reported by the Company in its Proxy Statement, dated July 25, 1996, under the captions "Matters To Come Before The Meeting -- Proposal 2:
Approval of Stock Issuance" (on pages 5-23 thereof) and "Further Information
- -- Principal Shareholders" (on page 29 thereof), and such information is hereby filed as Exhibit 99 hereto and is incorporated herein by reference.


Item 2.  Acquisition or Disposition of Assets.

         The information contained in Item 1 of this Current Report is hereby incorporated herein by reference. In addition, the remaining information responsive to this Item 2 has been previously reported by the Company in its Proxy Statement, dated July 25, 1996, under the captions "Matters To Come Before The Meeting -- Proposal 2: Approval of Stock Issuance" (on pages
5-23 thereof) and "Further Information -- Principal Shareholders" (on page
29 thereof), and such information is hereby filed as Exhibit 99 hereto and is incorporated herein by reference.


Item 5.  Other Items.

         Loan and Security Agreement -- Congress Financial Corporation
(Central).

         Effective as of September 5, 1996, Congress Financial Corporation (Central), the Company and Steinbach entered into an Amended and Restated Loan and Security Agreement (the "Amended Loan Agreement") pursuant to which Congress is providing, on an aggregate basis to the Company and Steinbach, a fully secured line of credit of up to $24 million and, included within such line of credit, a facility for letters of credit of up to $5 million, with the interest rate on the foregoing, subject to certain terms and conditions, at 25 basis points above the prime rate of CoreStates Bank, N.A. The Company and Steinbach have each granted Congress a security interest in and general lien upon substantially all of their respective tangible and intangible personal assets and property, whether now owned or hereafter acquired, as security for all debts, liabilities and obligations of the Company and Steinbach under the Amended Loan Agreement. The Amended Loan Agreement shall continue for a term ending on November 4, 1999, and from year to year thereafter unless sooner terminated pursuant to the terms thereof.

         The Amended Loan Agreement amends and restates the Loan and Security Agreement (the "Original Loan Agreement"), dated November 4, 1994, between Congress and the Company pursuant to which Congress was providing a fully secured line of credit of up to $12 million and, included within such line of credit, a facility for letters of credit of up to $2 million, with the interest rate on the foregoing, subject to certain terms and conditions, at

100 basis points above the prime rate of CoreStates Bank, N.A. or, at the Corporation's option, subject to certain terms and conditions, 350 basis points above the adjusted London Interbank Offered Rate ("LIBOR").

         The information set forth in the Amended Loan Agreement attached hereto as Exhibit 10.10 is hereby incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Financial Statements of Steinbach.

         The following financial statements of Steinbach, together with the related notes thereto and the report thereon of Ernst & Young LLP, dated February 8, 1996, has been previously reported by the Company in its Proxy Statement, dated July 25, 1996, as part of Appendix C thereto, and such information is hereby filed as Exhibit 99 hereto and is incorporated herein by reference:


         Balance Sheets as of December 30, 1995 and January 28, 1995.

         Statements of Operations for the eleven months ended December 30, 1995 and the three months ended January 28, 1995.

         Statements of Shareholders' Equity at October 30, 1994, January 28, 1995 and December 30, 1995.

         Statements of Cash Flows for the eleven months ended December 30, 1995 and the three months ended January 28, 1995.

         Notes to Financial Statements.

         The following statements of operations and cash flows of Steinbach Inc., the predecessor to Steinbach, together with the related notes thereto and the report thereon of Ernst & Young LLP, dated February 8, 1996, has been previously reported by the Company in its Proxy Statement, dated July 25, 1996, as part of Appendix C thereto, and such information is filed as
Exhibit 99 hereto and is hereby incorporated herein by reference:

         Statements of Operations for the nine months ended October 29, 1994 and the year ended January 29, 1994.

         Statements of Cash Flows for the nine months ended October 29, 1994 and the year ended January 29, 1994.

         Notes to Statements of Operations and Cash Flows.

         The unaudited financial statements of Steinbach, together with the related notes thereto, has been previously reported by the Company in its Proxy Statement, dated July 25, 1996, as Appendix E thereto, and such information is filed as Exhibit 99 hereto and is hereby incorporated herein by reference:

         Balance Sheets as of May 4, 1996 and April 29, 1995.

         Statements of Operations for the three months ended May 4, 1996 and April 29, 1995.

         Statements of Cash Flows for the three months ended May 4, 1996 and April 29, 1995

         Notes to Steinbach Financial Statements.


         (b)     Pro Forma Financial Information.

         The following unaudited pro forma financial information of the Company and Steinbach, together with the related notes thereto, has been previously reported by the Company in its Proxy Statement, dated July 25,

1996, as Appendix D thereto, and such information is filed as Exhibit 99 hereto and is hereby incorporated herein by reference:

         Steinbach Stores, Inc. -- 15 Store Income Statement for the eleven months ended December 30, 1995.

         Crowley, Milner and Company/Steinbach Stores, Inc. -- Pro Forma Income Statements for the fiscal year ended February 3, 1996.

         The following unaudited pro forma financial information of the Company and Steinbach, together with the related notes thereto, has been previously reported by the Company in its Proxy Statement, dated July 25, 1996, as Appendix F thereto, and such information is filed as Exhibit 99 hereto and is hereby incorporated herein by reference:

         Steinbach Stores, Inc. -- 15 Store Balance Sheet as of May 4, 1996.

         Crowley, Milner and Company/Steinbach Stores, Inc. -- Pro Forma Balance Sheets as of May 4, 1996.

         Steinbach Stores, Inc. -- 15 Store Income Statement for the three months ended May 4, 1996.

         Crowley, Milner and Company/Steinbach Stores, Inc. -- Pro Forma Income Statements for the three months ended May 4, 1996.

         (c)     Exhibits.

         10.10 Amended and Restated Loan and Security Agreement, dated September 5, 1996, among Congress Financial Corporation (Central), Crowley, Milner and Company and Steinbach Stores, Inc. (amends and restates Loan and Security Agreement previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1994).

         10.12 Agreement and Plan of Reorganization, dated November 17, 1995, as amended by Amendment No. 1 thereto dated December 29, 1995, Amendment No. 2 thereto dated May 14, 1996 and Amendment No. 3 thereto dated July 26, 1996, between Crowley, Milner and Company and the several shareholders of Steinbach Stores, Inc. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended October 28, 1995, with Amendment No. 1 thereto previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended February 3, 1996 and with Amendment No. 2 thereto previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended May 4, 1996, all of which are incorporated herein by reference, except for Amendment No. 3 thereto which is filed herewith).

         10.13 Interim Operating Agreement, dated December 29, 1995, as amended by Amendment No. 1 thereto dated as of August 31, 1996, among Crowley, Milner and Company, Steinbach Stores, Inc. and the several shareholders of Steinbach Stores, Inc. (previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended February 3, 1996 which is incorporated herein by reference, except for Amendment No. 1 thereto which is filed herewith).

         23      Consent of Ernst & Young LLP.


         99 Crowley, Milner and Company definitive Proxy Statement, dated July 25, 1996, but only with respect to the information under the captions "Matters To Come Before The Meeting -- Proposal 2: Approval of Stock Issuance" (on pages 5-23 thereof) and "Further Information -- Principal Shareholders" (on page 29 thereof) and with respect to the information contained in Appendices C, D, E and F thereto

                 (such Proxy Statement was previously filed and is incorporated herein by reference).



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CROWLEY, MILNER AND COMPANY


September 16, 1996                     /S/ John R. Dallacqua
                                       ---------------------------
                                       John R. Dallacqua,
                                       Vice President of Finance

                                  EXHIBIT INDEX


Exhibit Number                    Description

10.10 Amended and Restated Loan and Security Agreement, dated September 5, 1996, among Congress Financial Corporation (Central), Crowley, Milner and Company and Steinbach Stores, Inc. (amends and restates Loan and Security Agreement previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1994).

10.12 Agreement and Plan of Reorganization, dated November 17, 1995, as amended by Amendment No. 1 thereto dated December 29, 1995, Amendment No. 2 thereto dated May 14, 1996 and Amendment No. 3 thereto dated July 26, 1996, between Crowley, Milner and Company and the several shareholders of Steinbach Stores, Inc. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended October 28, 1995, with Amendment No. 1 thereto previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended February 3, 1996 and with Amendment No. 2 thereto previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended May 4, 1996, all of which are incorporated herein by reference, except for Amendment No. 3 thereto which is filed herewith).

10.13 Interim Operating Agreement, dated December 29, 1995, as amended by Amendment No. 1 thereto dated as of August 31, 1996, among Crowley, Milner and Company, Steinbach Stores, Inc. and the several shareholders of Steinbach Stores, Inc. (previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended February 3, 1996 which is incorporated herein by reference, except for Amendment No. 1 thereto which is filed herewith).

23               Consent of Ernst & Young LLP.

99 Crowley, Milner and Company definitive Proxy Statement, dated July 25, 1996, but only with respect to the information under the captions "Matters To Come Before The Meeting -- Proposal 2: Approval of Stock Issuance" (on pages 5-23 thereof) and "Further Information -- Principal Shareholders" (on page 29 thereof) and with respect to the information contained in Appendices C, D, E and F thereto (such Proxy Statement was previously filed and is incorporated herein by reference).